UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 7, 2024
Date of Report (Date of Earliest Event Reported)

Panbela Therapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39468	88-2805017
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Vista Blvd #305 Waconia, Minnesota	55387
(Address of Principal Executive Offices)	(Zip Code)

(952) 479-1196
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PBLA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On February 7, 2024, the Compensation Committee (the “Committee”) of the Board of Directors of Panbela Therapeutics, Inc. (the “Company”) approved retention arrangements for the Company’s employees, including our Chief Executive Officer and President, Jennifer K. Simpson, and our Vice President of Finance and Chief Financial Officer, Susan Horvath. Under the arrangements, each participant is eligible to receive a cash retention bonus so long as they remain employed through the earlier of: (a) the date the Company terminates their employment without cause, (b) August 15, 2024, and (c) the date a change in control is completed with respect to the Company. Dr. Simpson and Ms. Horvath are each eligible to receive a cash retention bonus of $54,281 and $34,299, respectively. For each retention arrangement, “change in control” has the meaning set forth in the Company’s 2016 Omnibus Incentive Plan, as amended and restated.

Also on February 7, 2024, the Committee certified actual performance with respect to cash incentive compensation for the fiscal year ended December 31, 2023. As previously reported, the Committee had established performance objectives for each named executive officer based on clinical development and financial milestones. Ms. Horvath will receive a payout of $119,394. Notwithstanding actual performance during 2023 that would have resulted in a payout of $227,084, Dr. Simpson has irrevocably waived receipt of any cash incentive compensation payout with respect to 2023.

The foregoing summary of the terms and conditions of the retention arrangements is qualified by reference to the form of letter agreement between the Company and each of Dr. Simpson and Ms. Horvath, the text of which is filed as Exhibit 10.1 to this current report and incorporated by reference as if fully set forth herein.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Retention Agreements dated February 7, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Panbela Therapeutics, Inc.

Date: February 13, 2024	By:	/s/ Susan Horvath
Susan Horvath
Chief Financial Officer